Exhibit 99.2

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of June 12, 2020, between KeyBank National Association, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Barclays Commercial Mortgage Securities LLC, as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by (i) a series of mortgage pass-through certificates (the “Certificates”) and (ii) the RR Interest. Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued and the RR Interest will be created pursuant to a pooling and servicing agreement to be dated as of June 1, 2020 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Depositor”), Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Barclays Capital Inc. (“Barclays Capital”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC

(“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), Bancroft Capital, LLC (“Bancroft”) and Academy Securities, Inc. (“Academy”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), among the Purchaser, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to Barclays Capital, KeyBanc, SGAS, Natixis Securities, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), among the Purchaser, BCHI and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated June 16, 2020 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated June 16, 2020 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated June 9, 2020, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale as defined in the Indemnification Agreement, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated June 9, 2020, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 25, 2020 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $277,791,402, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall consist of (i)  an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible) and (ii) in exchange for a reduction in the cash portion of the Purchase Price to be paid by the Purchaser, $13,889,570.40 of the VRR Interest, in the form of Class RR Certificates, to the Mortgage Loan Seller. The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

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Section 2.                 Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller), except any Retained Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before

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their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)               In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this

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Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian within forty-five (45) days of the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan (other than any Non-Serviced Mortgage Loan) identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any Mortgage Loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee, the Master Servicer or the Special Servicer, as applicable, in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing

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Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian, the Master Servicer or the Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian, the Master Servicer or the Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(e)               [Reserved.]

(f)               In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items in its possession: (i) within five (5) Business Days after the Closing Date, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the Master Servicer) and (ii) within five (5) Business Days after the Closing Date, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data); provided that the parties hereto acknowledge and agree that some or all of the items in clauses (i) and (ii) of this sentence have, as of the Closing Date, been posted to websites to which various parties to the Pooling and Servicing Agreement have access, and if any such items have been so posted to any such website(s) to which the Master Servicer has access, such items will be deemed to have been delivered to the Master Servicer in accordance with this sentence; and provided, further that if the Master Servicer is unable to download such items from such website(s) after making reasonable efforts to do so and provides notice (which may be delivered by electronic means) to the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver such items to the Master Servicer by such means as may be reasonably acceptable to the Master Servicer. In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to it and deposit with, or cause to be delivered to and deposited with, the Master Servicer within three (3) Business Days after the Closing Date, all

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unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)              Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)              The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)               Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to the Mortgage Loans identified as Mortgage Loan Numbers 5, 7, 8, 18, 22, 32, 35, 36, 38, 42, 43, 45 and 46 on the Mortgage Loan Schedule that are subject to defeasance, the Mortgage Loan Seller has transferred to a third party or has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate or establish the successor borrower and/or to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan with Seller Defeasance Rights and Obligations, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                 Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has

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conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                 Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)               The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)               The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” for purposes of Regulation AB (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator for purposes of Regulation AB) and “sponsor” for purposes of Regulation AB in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein. Notwithstanding anything herein to the contrary, this Section 4(d) shall run exclusively for the benefit of the Purchaser and no other party.

(e)               With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the Closing Date such Servicing Function Participant is an Initial Sub-Servicer under the

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Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               [Reserved.]

(i)                Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such

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documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)                Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide to the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor, each of which may be sent by email.

(k)               If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)                Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written invoice from the Asset Representations Reviewer. If any fees payable pursuant to this Section 4(l) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

(m)              The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)               The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

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(o)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.                 Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice from any party to the Pooling and Servicing Agreement or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a

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qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of “Mortgage File” by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the Master Servicer, the Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to

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be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, nothing in this paragraph shall preclude the Mortgage Loan Seller or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

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The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” relating to a “Defect” in the related “Mortgage File” (or analogous terms) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA by reason of such “Material Defect”; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice (as required by the terms of this Agreement or the Pooling and Servicing Agreement) prevented the Mortgage Loan

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Seller from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

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If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)              The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the legal and beneficial ownership of such Deleted Mortgage Loan (including property acquired in respect thereof and proceeds of any insurance policy with respect thereto), and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)              [Reserved.]

(e)              The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)               If the Mortgage Loan Seller and Responsible Repurchase Party are not the same Person, the Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request

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is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be

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delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)               The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001812604.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)               The Pooling and Servicing Agreement and all other documents specified in Section 7 of this Agreement (collectively, the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)              The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)             The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

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(v)              All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and each of the Mortgage Loan Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)              The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)             The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)            Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)              The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)              Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use its commercially reasonable best efforts to perform its obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), as applicable, and upon which such Interested Parties may rely:

(i)                This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)               The Indemnification Agreement, duly executed by the respective parties thereto;

(iii)              A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

(iv)             A certificate of good standing with respect to the Mortgage Loan Seller issued by the Office of the Comptroller of the Currency not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely;

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(v)               A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-3 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)              A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)            A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)           A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)              A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon portions of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the agreed upon portions of the Prospectus are appropriately responsive in all material respects to the applicable requirements of Regulation AB;

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(x)               Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xi)              One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)             If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)             Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller

21

(solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder. The obligation of Mortgage Loan Seller to provide the above-referenced disclosure materials shall be suspended (for so long as neither the Trust nor, with respect to any Serviced Companion Loan related to a Serviced Pari Passu Mortgage Loan sold to the Trust by Seller, the trust in the related Other Securitization, is subject to the reporting requirements of the Exchange Act), as to any fiscal year, upon the Certificate Administrator or the Trustee, as applicable, filing the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act as to that fiscal year in accordance with Section 11.08 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Exchange Act have otherwise been automatically suspended; provided that for the avoidance of doubt, the suspension of such information reporting does not apply to information that is required to be provided for the fiscal year prior to suspension of the Trust’s reporting requirements under the Exchange Act (including Additional Form 10-K Information required to be disclosed on the Form 10-K related to the fiscal year preceding the year in which the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act was filed).

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their

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respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.               Notices. All demands, notices and communications hereunder shall be in writing, and shall be deemed to have been duly given when delivered (or, in the case of facsimile or electronic notices, when received), if to the Purchaser (except as otherwise provided in Section 4(j)), addressed to the Purchaser at 745 Seventh Avenue, New York, New York 10019, Attention: Daniel Vinson, Email: Daniel.vinson@barclays.com, with a copy to: Barclays Capital Real Estate Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Steven P. Glynn, Email: Steven.glynn@barclays.com, with a copy to: Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Robert Kim, Esq., email: robert.kim@cwt.com, or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to such party at KeyBank National Association, 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211, Attention: Joe DeRoy, with a copy to Polsinelli, 900 W. 48th Place, Suite 900, Kansas City, Missouri 64112, Attention: Kraig Kohring or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.              Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic

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format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person (other than an identified third-party beneficiary) will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(k) and 4(l) of this Agreement.

Section 12.               Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.               Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.              Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN

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NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.              Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.               Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.               Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.               Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated June 1, 2020 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

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Section 19.               [Reserved.]

Section 20.                Recognition of U.S. Special Resolution Regimes.

(i)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(ii)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

(iii)              For the purposes of this Section 20 and Section 21, the following definitions apply:

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 21.                Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(i)                Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 20, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would

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be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(ii)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Joe DeRoy, Jr.
	Name:	Joe DeRoy, Jr.
	Title:	Senior Vice President

BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC

By:	/s/ Daniel Vinson
	Name:	Daniel Vinson
	Title:	Chief Executive Officer

BBCMS 2020-C7: MORTGAGE LOAN PURCHASE AGREEMENT (KEYBANK)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County
4	KeyBank	Inland Self Storage Michigan Portfolio	Various	Various	MI	Various	Various
4.01	KeyBank	Simply Self Storage - Lake Orion	1745 Waldon Road	Lake Orion	MI	48359	Oakland
4.02	KeyBank	Simply Self Storage - Okemos	2591 Jolly Road	Okemos	MI	48864	Ingham
4.03	KeyBank	Simply Self Storage - Grand Rapids	1236 Ball Avenue Northeast	Grand Rapids	MI	49505	Kent
4.04	KeyBank	Simply Self Storage - Jackson	3870 Jackson Road	Ann Arbor	MI	48103	Washtenaw
4.05	KeyBank	Simply Self Storage - Novi	24985 Haggerty Road	Novi	MI	48375	Oakland
4.06	KeyBank	Simply Self Storage - Westland	39205 Ford Road	Westland	MI	48185	Wayne
4.07	KeyBank	Simply Self Storage - Chesterfield	31755 23 Mile Road	Chesterfield	MI	48047	Macomb
4.08	KeyBank	Simply Self Storage - Wyoming	533 36th Street Southwest	Wyoming	MI	49509	Kent
4.09	KeyBank	Simply Self Storage - State Street	2333 South State Street & 2351 Boardwalk Drive	Ann Arbor	MI	48104	Washtenaw
4.10	KeyBank	Simply Self Storage - Ypsilanti	521 Tyler Road	Ypsilanti	MI	48198	Washtenaw
4.11	KeyBank	Simply Self Storage - Kalamazoo	2135 South Sprinkle Road	Kalamazoo	MI	49001	Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West	2685 Eaton Rapids Road	Lansing	MI	48911	Ingham
5	KeyBank	Weston South Carolina Industrial Portfolio	Various	Various	SC	Various	Various
5.01	KeyBank	375 Metropolitan Drive	375 Metropolitan Drive	West Columbia	SC	29170	Lexington
5.02	KeyBank	10700 Farrow Road	10700 Farrow Road	Blythewood	SC	29016	Richland
5.03	KeyBank	2500 Saint Matthews Road	2500 Saint Matthews Road	Orangeburg	SC	29118	Orangeburg
5.04	KeyBank	625 South Old Piedmont Highway	625 South Old Piedmont Highway	Greenville	SC	29611	Greenville
5.05	KeyBank	1020 Idlewild Boulevard	1020 Idlewild Boulevard	Columbia	SC	29201	Richland
5.06	KeyBank	1235 Commerce Drive	1235 Commerce Drive	Lugoff	SC	29078	Kershaw
5.07	KeyBank	220 Commerce Road	220 Commerce Road	Greenville	SC	29611	Greenville
5.08	KeyBank	1001-1005 Technology Drive	1001-1005 Technology Drive	West Columbia	SC	29170	Lexington
5.09	KeyBank	209 Flintlake Road	209 Flintlake Road	Columbia	SC	29223	Richland
5.10	KeyBank	2050 American Italian Way	2050 American Italian Way	Columbia	SC	29209	Richland
5.11	KeyBank	546 L & C Distribution Parkway	546 L & C Distribution Parkway	Richburg	SC	29729	Chester
5.12	KeyBank	1255 Commerce Drive	1255 Commerce Drive	Lugoff	SC	29078	Kershaw
5.13	KeyBank	3430 Platt Springs Road	3430 Platt Springs Road	West Columbia	SC	29170	Lexington
5.14	KeyBank	3260 Southport Road	3260 Southport Road	Spartanburg	SC	29302	Spartanburg
5.15	KeyBank	251 Corporate Park Boulevard	251 Corporate Park Boulevard	Columbia	SC	29223	Richland
5.16	KeyBank	1025 Technology Drive	1025 Technology Drive	West Columbia	SC	29170	Lexington
7	KeyBank	SSTIV Self Storage Portfolio	Various	Various	Various	Various	Various
7.01	KeyBank	SmartStop - Plant City	1610 Jim Johnson Road	Plant City	FL	33566	Hillsborough
7.02	KeyBank	SmartStop - North Las Vegas	2555 West Centennial Parkway	North Las Vegas	NV	89084	Clark
7.03	KeyBank	SmartStop - Puyallup	1401 North Meridian Avenue	Puyallup	WA	98371	Pierce
7.04	KeyBank	SmartStop - Las Vegas	8020 Las Vegas Boulevard South	Las Vegas	NV	89123	Clark
7.05	KeyBank	SmartStop - Texas City	3730 Emmett F Lowry Expressway	Texas City	TX	77590	Galveston
7.06	KeyBank	SmartStop - Jensen Beach	1105 Northeast Industrial Boulevard	Jensen Beach	FL	34957	Martin
7.07	KeyBank	SmartStop - Riverside	3167 Van Buren Boulevard	Riverside	CA	92503	Riverside

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County
8	KeyBank	Acuity Portfolio	Various	Various	NY	Various	Various
8.01	KeyBank	201 West 92nd Street	201 West 92nd Street	New York	NY	10025	New York
8.02	KeyBank	200 West 93rd Street	200 West 93rd Street	New York	NY	10025	New York
8.03	KeyBank	780 Riverside Drive	780 Riverside Drive	New York	NY	10032	New York
8.04	KeyBank	331, 333, & 337 West 43rd Street	331, 333 and 337 West 43rd Street	New York	NY	10036	New York
8.05	KeyBank	3489 Broadway	3489 Broadway	New York	NY	10031	New York
8.06	KeyBank	884 West End Avenue	884 West End Avenue	New York	NY	10025	New York
8.07	KeyBank	529-537 East 81st Street	529-537 East 81st Street	New York	NY	10028	New York
8.08	KeyBank	730 Riverside Drive	730 Riverside Drive	New York	NY	10031	New York
8.09	KeyBank	1843 1st Avenue	1843 1st Avenue	New York	NY	10128	New York
8.10	KeyBank	432 East 88th Street	432 East 88th Street	New York	NY	10128	New York
8.11	KeyBank	440 Audubon Avenue	440 Audubon Avenue	New York	NY	10040	New York
8.12	KeyBank	66-70 West 109th Street	66-70 West 109th Street	New York	NY	10025	New York
8.13	KeyBank	470 West 23rd Street	470 West 23rd Street	New York	NY	10011	New York
8.14	KeyBank	136 & 144 West 111th Street	136 and 144 West 111th Street	New York	NY	10026	New York
8.15	KeyBank	140 & 148 West 111th Street	140 and 148 West 111th Street	New York	NY	10026	New York
8.16	KeyBank	237 1st Avenue	237 1st Avenue	New York	NY	10003	New York
8.17	KeyBank	589 Riverside Drive	589 Riverside Drive	New York	NY	10031	New York
8.18	KeyBank	132-134 West 109th Street	132-134 West 109th Street	New York	NY	10025	New York
8.19	KeyBank	480 Humboldt Street	480 Humboldt Street	Brooklyn	NY	11211	Kings
8.20	KeyBank	2 West 125th Street	2 West 125th Street	New York	NY	10027	New York
8.21	KeyBank	61 West 106th Street	61 West 106th Street	New York	NY	10025	New York
8.22	KeyBank	1741 1st Avenue	1741 1st Avenue	New York	NY	10128	New York
8.23	KeyBank	2090-2092 Amsterdam Avenue	2090-2092 Amsterdam Avenue	New York	NY	10032	New York
8.24	KeyBank	2330 7th Avenue	2330 7th Avenue	New York	NY	10030	New York
8.25	KeyBank	132 Sherman Avenue	132 Sherman Avenue	New York	NY	10034	New York
8.26	KeyBank	245 Flatbush Avenue	245 Flatbush Avenue	Brooklyn	NY	11217	Kings
8.27	KeyBank	240 East 85th Street	240 East 85th Street	New York	NY	10028	New York
18	KeyBank	Time Out MHC Portfolio	Various	Various	NC	Various	Robeson
18.01	KeyBank	Laiken Estates	3381 East Elizabethtown Road	Lumberton	NC	28358	Robeson
18.02	KeyBank	Alamac Village	24 Alamac Village Drive	Lumberton	NC	28358	Robeson
18.03	KeyBank	Pine Run	5480 Shannon Road	Shannon	NC	28386	Robeson
18.04	KeyBank	Taylor Park	600 and 937 Warwick Mill Road	Lumberton	NC	28358	Robeson
18.05	KeyBank	Wysteria Estates	1238 Snake Road	Lumberton	NC	28358	Robeson
18.06	KeyBank	Abbott Park	210 Glisson Street	Lumberton	NC	28358	Robeson
18.07	KeyBank	West Estates	1056 Snake Road	Lumberton	NC	28358	Robeson
22	KeyBank	Skyline MHC Portfolio	Various	Various	Various	Various	Various
22.01	KeyBank	Desert Shores Estates MHC	1067 West Miracle Mile and 2823 North Fairview Avenue	Tucson	AZ	85705	Pima

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County
22.02	KeyBank	Noblesse Oblige Estates	3426 North Romero Road	Tucson	AZ	85705	Pima
22.03	KeyBank	Desert Haven MHC	3332 North Romero Road	Tucson	AZ	85705	Pima
22.04	KeyBank	Oak Meadows MHC	405 West 7th Street	Cortez	CO	81321	Montezuma
22.05	KeyBank	Sun City MHC	2426 and 2444 North 14th Avenue	Tucson	AZ	85705	Pima
22.06	KeyBank	Carla Ridge Estates	1811 West Prince Road	Tucson	AZ	85705	Pima
26	KeyBank	Kemper Pointe	7870 East Kemper Road	Cincinnati	OH	45249	Hamilton
27	KeyBank	Extra Space Storage Phoenix	3650 West Broadway Road	Phoenix	AZ	85041	Maricopa
28	KeyBank	40 & 50 Beaver Street	40 & 50 Beaver Street	Albany	NY	12207	Albany
32	KeyBank	Cape Coral and Dunedin	Various	Various	FL	Various	Various
32.01	KeyBank	Fresenius Kidney Care Dunedin	1121 Overcash Drive	Dunedin	FL	34698	Pinellas
32.02	KeyBank	625 Del Prado Boulevard	625 Del Prado Boulevard South	Cape Coral	FL	33990	Lee
32.03	KeyBank	665 Del Prado Boulevard	665 Del Prado Boulevard South	Cape Coral	FL	33990	Lee
34	KeyBank	StorQuest Self Storage - Honolulu	750 Umi Street	Honolulu	HI	96819	Honolulu
35	KeyBank	Cool Creek Village	2736 East 146th Street	Carmel	IN	46033	Hamilton
36	KeyBank	Hogan Self Storage	1577 Reed Road	Pennington	NJ	08534	Mercer
37	KeyBank	Laborers Union Building	7135 West Sahara Avenue	Las Vegas	NV	89117	Clark
38	KeyBank	7-Eleven - 351 Bowery	351 Bowery	New York	NY	10003	New York
39	KeyBank	StorQuest Self Storage - Apache	10461 East Apache Trail	Apache Junction	AZ	85120	Maricopa
41	KeyBank	StorQuest Self Storage - Tucson	6400 South Commerce Court	Tucson	AZ	85746	Pima
42	KeyBank	Combs Mini Storage	2100 US Highway 67	Festus	MO	63028	Jefferson
43	KeyBank	Brookside MHC	1201 South Eisenhower Boulevard	Middletown	PA	17057	Dauphin
44	KeyBank	StorQuest Self Storage - Phoenix	10622 West Indian School Road	Phoenix	AZ	85037	Maricopa
45	KeyBank	Hermann Oaks MHC	6421 Hermann Road	Houston	TX	77050	Harris
46	KeyBank	Katy Village MHC	5530 Rexora Lane	Katy	TX	77493	Harris

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service
4	KeyBank	Inland Self Storage Michigan Portfolio	Self Storage	5,705	Units	50,000,000	50,000,000.00	IO-Balloon	230,424.39
4.01	KeyBank	Simply Self Storage - Lake Orion	Self Storage	517	Units	6,455,710	6,455,709.57
4.02	KeyBank	Simply Self Storage - Okemos	Self Storage	738	Units	6,450,418	6,450,418.01
4.03	KeyBank	Simply Self Storage - Grand Rapids	Self Storage	562	Units	5,487,353	5,487,353.10
4.04	KeyBank	Simply Self Storage - Jackson	Self Storage	736	Units	5,265,108	5,265,107.69
4.05	KeyBank	Simply Self Storage - Novi	Self Storage	503	Units	5,079,902	5,079,902.44
4.06	KeyBank	Simply Self Storage - Westland	Self Storage	516	Units	4,492,539	4,492,538.84
4.07	KeyBank	Simply Self Storage - Chesterfield	Self Storage	449	Units	4,238,544	4,238,544.09
4.08	KeyBank	Simply Self Storage - Wyoming	Self Storage	436	Units	3,344,269	3,344,269.42
4.09	KeyBank	Simply Self Storage - State Street	Self Storage	289	Units	2,984,443	2,984,442.78
4.10	KeyBank	Simply Self Storage - Ypsilanti	Self Storage	384	Units	2,703,989	2,703,989.49
4.11	KeyBank	Simply Self Storage - Kalamazoo	Self Storage	358	Units	2,217,165	2,217,165.48
4.12	KeyBank	Simply Self Storage - Lansing West	Self Storage	217	Units	1,280,559	1,280,559.10
5	KeyBank	Weston South Carolina Industrial Portfolio	Industrial	2,540,032	Square Feet	49,500,000	49,500,000.00	IO-Balloon	231,043.57
5.01	KeyBank	375 Metropolitan Drive	Industrial	263,374	Square Feet	7,321,687	7,321,686.99
5.02	KeyBank	10700 Farrow Road	Industrial	280,463	Square Feet	5,390,200	5,390,199.92
5.03	KeyBank	2500 Saint Matthews Road	Industrial	319,000	Square Feet	4,941,016	4,941,016.42
5.04	KeyBank	625 South Old Piedmont Highway	Industrial	405,259	Square Feet	4,941,016	4,941,016.42
5.05	KeyBank	1020 Idlewild Boulevard	Industrial	166,600	Square Feet	4,177,405	4,177,404.60
5.06	KeyBank	1235 Commerce Drive	Industrial	152,945	Square Feet	3,593,467	3,593,466.61
5.07	KeyBank	220 Commerce Road	Industrial	158,889	Square Feet	3,279,038	3,279,038.30
5.08	KeyBank	1001-1005 Technology Drive	Industrial	100,000	Square Feet	2,560,345	2,560,345.12
5.09	KeyBank	209 Flintlake Road	Industrial	122,419	Square Feet	2,380,671	2,380,671.29
5.10	KeyBank	2050 American Italian Way	Industrial	122,100	Square Feet	2,290,835	2,290,834.73
5.11	KeyBank	546 L & C Distribution Parkway	Industrial	110,000	Square Feet	2,245,917	2,245,916.81
5.12	KeyBank	1255 Commerce Drive	Industrial	82,000	Square Feet	1,976,406	1,976,406.42
5.13	KeyBank	3430 Platt Springs Road	Industrial	92,583	Square Feet	1,280,173	1,280,172.56
5.14	KeyBank	3260 Southport Road	Industrial	90,000	Square Feet	1,235,254	1,235,253.92
5.15	KeyBank	251 Corporate Park Boulevard	Industrial	35,100	Square Feet	988,204	988,203.57
5.16	KeyBank	1025 Technology Drive	Industrial	39,300	Square Feet	898,366	898,366.29
7	KeyBank	SSTIV Self Storage Portfolio	Self Storage	4,197	Units	40,500,000	40,500,000.00	Interest Only	121,750.31
7.01	KeyBank	SmartStop - Plant City	Self Storage	796	Units	8,722,000	8,722,000.00
7.02	KeyBank	SmartStop - North Las Vegas	Self Storage	598	Units	7,118,000	7,118,000.00
7.03	KeyBank	SmartStop - Puyallup	Self Storage	780	Units	6,616,000	6,616,000.00
7.04	KeyBank	SmartStop - Las Vegas	Self Storage	581	Units	5,413,000	5,413,000.00
7.05	KeyBank	SmartStop - Texas City	Self Storage	477	Units	5,112,000	5,112,000.00
7.06	KeyBank	SmartStop - Jensen Beach	Self Storage	508	Units	4,009,000	4,009,000.00
7.07	KeyBank	SmartStop - Riverside	Self Storage	457	Units	3,510,000	3,510,000.00

Sequence #	Seller	Property Name	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service
8	KeyBank	Acuity Portfolio	Various	1,132	Units	40,000,000	40,000,000.00	Interest Only	117,611.11
8.01	KeyBank	201 West 92nd Street	Mixed Use	67	Units	3,432,099	3,432,098.77
8.02	KeyBank	200 West 93rd Street	Mixed Use	67	Units	3,406,709	3,406,708.64
8.03	KeyBank	780 Riverside Drive	Multifamily	91	Units	2,828,167	2,828,166.90
8.04	KeyBank	331, 333, & 337 West 43rd Street	Multifamily	75	Units	2,814,423	2,814,422.97
8.05	KeyBank	3489 Broadway	Mixed Use	73	Units	2,291,912	2,291,911.97
8.06	KeyBank	884 West End Avenue	Multifamily	67	Units	2,152,166	2,152,165.83
8.07	KeyBank	529-537 East 81st Street	Multifamily	100	Units	2,142,318	2,142,317.54
8.08	KeyBank	730 Riverside Drive	Multifamily	63	Units	1,986,060	1,986,060.36
8.09	KeyBank	1843 1st Avenue	Multifamily	57	Units	1,848,597	1,848,597.02
8.10	KeyBank	432 East 88th Street	Multifamily	45	Units	1,610,579	1,610,579.46
8.11	KeyBank	440 Audubon Avenue	Multifamily	68	Units	1,533,547	1,533,547.24
8.12	KeyBank	66-70 West 109th Street	Multifamily	48	Units	1,467,368	1,467,367.82
8.13	KeyBank	470 West 23rd Street	Mixed Use	18	Units	1,283,914	1,283,913.92
8.14	KeyBank	136 & 144 West 111th Street	Multifamily	32	Units	1,182,766	1,182,766.08
8.15	KeyBank	140 & 148 West 111th Street	Multifamily	32	Units	1,117,647	1,117,646.83
8.16	KeyBank	237 1st Avenue	Mixed Use	13,522	Square Feet	1,106,911	1,106,911.24
8.17	KeyBank	589 Riverside Drive	Multifamily	40	Units	1,101,700	1,101,700.31
8.18	KeyBank	132-134 West 109th Street	Multifamily	40	Units	1,079,691	1,079,691.06
8.19	KeyBank	480 Humboldt Street	Multifamily	20	Units	1,030,396	1,030,396.48
8.20	KeyBank	2 West 125th Street	Mixed Use	23	Units	914,033	914,033.12
8.21	KeyBank	61 West 106th Street	Multifamily	24	Units	848,889	848,889.44
8.22	KeyBank	1741 1st Avenue	Mixed Use	16	Units	758,841	758,840.90
8.23	KeyBank	2090-2092 Amsterdam Avenue	Mixed Use	26	Units	624,322	624,322.42
8.24	KeyBank	2330 7th Avenue	Multifamily	9	Units	456,052	456,051.89
8.25	KeyBank	132 Sherman Avenue	Multifamily	21	Units	410,056	410,055.90
8.26	KeyBank	245 Flatbush Avenue	Mixed Use	3	Units	295,666	295,665.85
8.27	KeyBank	240 East 85th Street	Mixed Use	7	Units	275,170	275,170.08
18	KeyBank	Time Out MHC Portfolio	Manufactured Housing	400	Pads	15,817,200	15,772,438.02	Balloon	74,604.70
18.01	KeyBank	Laiken Estates	Manufactured Housing	108	Pads	4,398,366	4,385,918.82
18.02	KeyBank	Alamac Village	Manufactured Housing	85	Pads	3,250,441	3,241,242.40
18.03	KeyBank	Pine Run	Manufactured Housing	59	Pads	2,277,725	2,271,279.14
18.04	KeyBank	Taylor Park	Manufactured Housing	52	Pads	2,060,223	2,054,392.66
18.05	KeyBank	Wysteria Estates	Manufactured Housing	43	Pads	1,721,888	1,717,015.13
18.06	KeyBank	Abbott Park	Manufactured Housing	32	Pads	1,329,176	1,325,414.49
18.07	KeyBank	West Estates	Manufactured Housing	21	Pads	779,381	777,175.39
22	KeyBank	Skyline MHC Portfolio	Manufactured Housing	461	Pads	11,675,000	11,675,000.00	Interest Only	40,443.61
22.01	KeyBank	Desert Shores Estates MHC	Manufactured Housing	118	Pads	2,909,619	2,909,619.00

Sequence #	Seller	Property Name	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service
22.02	KeyBank	Noblesse Oblige Estates	Manufactured Housing	90	Pads	2,355,696	2,355,696.00
22.03	KeyBank	Desert Haven MHC	Manufactured Housing	67	Pads	2,148,736	2,148,736.00
22.04	KeyBank	Oak Meadows MHC	Manufactured Housing	87	Pads	1,625,248	1,625,248.00
22.05	KeyBank	Sun City MHC	Manufactured Housing	52	Pads	1,320,894	1,320,894.00
22.06	KeyBank	Carla Ridge Estates	Manufactured Housing	47	Pads	1,314,807	1,314,807.00
26	KeyBank	Kemper Pointe	Office	96,418	Square Feet	8,500,000	8,500,000.00	IO-Balloon	39,124.05
27	KeyBank	Extra Space Storage Phoenix	Self Storage	979	Units	7,600,000	7,600,000.00	Interest Only	24,336.71
28	KeyBank	40 & 50 Beaver Street	Office	78,303	Square Feet	7,350,000	7,307,300.69	Balloon	34,583.45
32	KeyBank	Cape Coral and Dunedin	Office	21,035	Square Feet	5,400,000	5,400,000.00	IO-Balloon	26,564.75
32.01	KeyBank	Fresenius Kidney Care Dunedin	Office	9,642	Square Feet	2,362,500	2,362,500.00
32.02	KeyBank	625 Del Prado Boulevard	Office	6,193	Square Feet	1,620,000	1,620,000.00
32.03	KeyBank	665 Del Prado Boulevard	Office	5,200	Square Feet	1,417,500	1,417,500.00
34	KeyBank	StorQuest Self Storage - Honolulu	Self Storage	591	Units	4,540,000	4,540,000.00	Interest Only	13,885.88
35	KeyBank	Cool Creek Village	Mixed Use	33,312	Square Feet	4,410,000	4,410,000.00	Interest Only	13,600.05
36	KeyBank	Hogan Self Storage	Self Storage	408	Units	4,400,000	4,400,000.00	IO-Balloon	20,955.57
37	KeyBank	Laborers Union Building	Office	27,860	Square Feet	4,225,000	4,225,000.00	IO-Balloon	20,660.98
38	KeyBank	7-Eleven - 351 Bowery	Retail	2,162	Square Feet	3,900,000	3,900,000.00	Interest Only	13,345.31
39	KeyBank	StorQuest Self Storage - Apache	Self Storage	373	Units	3,680,000	3,680,000.00	Interest Only	10,571.48
41	KeyBank	StorQuest Self Storage - Tucson	Self Storage	450	Units	3,175,000	3,175,000.00	Interest Only	9,120.78
42	KeyBank	Combs Mini Storage	Self Storage	501	Units	3,100,000	3,086,962.45	Balloon	14,603.96
43	KeyBank	Brookside MHC	Manufactured Housing	139	Pads	2,925,000	2,918,701.22	Balloon	16,151.96
44	KeyBank	StorQuest Self Storage - Phoenix	Self Storage	398	Units	2,905,000	2,905,000.00	Interest Only	8,345.15
45	KeyBank	Hermann Oaks MHC	Manufactured Housing	78	Pads	2,286,000	2,286,000.00	IO-Balloon	10,586.82
46	KeyBank	Katy Village MHC	Manufactured Housing	56	Pads	2,010,000	2,010,000.00	IO-Balloon	9,308.62

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)
4	KeyBank	Inland Self Storage Michigan Portfolio	Actual/360	3.71000%	0.02338%	3.68662%	1	3/1/2030	3/1/2030
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	Actual/360	3.81400%	0.02338%	3.79062%	1	3/1/2030	3/1/2030
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	Actual/360	3.55800%	0.02338%	3.53462%	1	2/1/2030	2/1/2030
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)
8	KeyBank	Acuity Portfolio	Actual/360	3.48000%	0.01588%	3.46412%	10	3/10/2027	3/10/2027
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	Actual/360	3.90000%	0.02338%	3.87662%	1	4/1/2030	4/1/2030
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	Actual/360	4.10000%	0.02338%	4.07662%	1	1/1/2030	1/1/2030
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	Actual/360	3.70000%	0.02338%	3.67662%	1	4/1/2030	4/1/2030
27	KeyBank	Extra Space Storage Phoenix	Actual/360	3.79000%	0.02338%	3.76662%	1	1/1/2030	1/1/2030
28	KeyBank	40 & 50 Beaver Street	Actual/360	3.88000%	0.02338%	3.85662%	1	2/1/2030	2/1/2030
32	KeyBank	Cape Coral and Dunedin	Actual/360	4.25000%	0.02338%	4.22662%	1	3/1/2030	3/1/2030
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	Actual/360	3.62000%	0.02338%	3.59662%	1	2/1/2030	2/1/2030
35	KeyBank	Cool Creek Village	Actual/360	3.65000%	0.02338%	3.62662%	1	3/1/2030	3/1/2030
36	KeyBank	Hogan Self Storage	Actual/360	3.98000%	0.07338%	3.90662%	1	3/1/2030	3/1/2030
37	KeyBank	Laborers Union Building	Actual/360	4.20000%	0.02338%	4.17662%	1	1/1/2030	1/1/2030
38	KeyBank	7-Eleven - 351 Bowery	Actual/360	4.05000%	0.02338%	4.02662%	1	2/1/2030	2/1/2030
39	KeyBank	StorQuest Self Storage - Apache	Actual/360	3.40000%	0.02338%	3.37662%	1	2/1/2030	2/1/2030
41	KeyBank	StorQuest Self Storage - Tucson	Actual/360	3.40000%	0.02338%	3.37662%	1	2/1/2030	2/1/2030
42	KeyBank	Combs Mini Storage	Actual/360	3.89000%	0.02338%	3.86662%	1	3/1/2030	3/1/2030
43	KeyBank	Brookside MHC	Actual/360	5.25000%	0.02338%	5.22662%	1	4/1/2025	4/1/2025
44	KeyBank	StorQuest Self Storage - Phoenix	Actual/360	3.40000%	0.02338%	3.37662%	1	2/1/2030	2/1/2030
45	KeyBank	Hermann Oaks MHC	Actual/360	3.75000%	0.02338%	3.72662%	1	3/1/2030	3/1/2030
46	KeyBank	Katy Village MHC	Actual/360	3.75000%	0.02338%	3.72662%	1	3/1/2030	3/1/2030

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type
4	KeyBank	Inland Self Storage Michigan Portfolio	120	117	360	360	No	L(25),Grtr1%orYM(92),O(3)	Fee
4.01	KeyBank	Simply Self Storage - Lake Orion							Fee
4.02	KeyBank	Simply Self Storage - Okemos							Fee
4.03	KeyBank	Simply Self Storage - Grand Rapids							Fee
4.04	KeyBank	Simply Self Storage - Jackson							Fee
4.05	KeyBank	Simply Self Storage - Novi							Fee
4.06	KeyBank	Simply Self Storage - Westland							Fee
4.07	KeyBank	Simply Self Storage - Chesterfield							Fee
4.08	KeyBank	Simply Self Storage - Wyoming							Fee
4.09	KeyBank	Simply Self Storage - State Street							Fee
4.10	KeyBank	Simply Self Storage - Ypsilanti							Fee
4.11	KeyBank	Simply Self Storage - Kalamazoo							Fee
4.12	KeyBank	Simply Self Storage - Lansing West							Fee
5	KeyBank	Weston South Carolina Industrial Portfolio	120	117	360	360	No	L(27),Def(87),O(6)	Fee
5.01	KeyBank	375 Metropolitan Drive							Fee
5.02	KeyBank	10700 Farrow Road							Fee
5.03	KeyBank	2500 Saint Matthews Road							Fee
5.04	KeyBank	625 South Old Piedmont Highway							Fee
5.05	KeyBank	1020 Idlewild Boulevard							Fee
5.06	KeyBank	1235 Commerce Drive							Fee
5.07	KeyBank	220 Commerce Road							Fee
5.08	KeyBank	1001-1005 Technology Drive							Fee
5.09	KeyBank	209 Flintlake Road							Fee
5.10	KeyBank	2050 American Italian Way							Fee
5.11	KeyBank	546 L & C Distribution Parkway							Fee
5.12	KeyBank	1255 Commerce Drive							Fee
5.13	KeyBank	3430 Platt Springs Road							Fee
5.14	KeyBank	3260 Southport Road							Fee
5.15	KeyBank	251 Corporate Park Boulevard							Fee
5.16	KeyBank	1025 Technology Drive							Fee
7	KeyBank	SSTIV Self Storage Portfolio	120	116	0	0	No	L(28),Def(88),O(4)	Fee
7.01	KeyBank	SmartStop - Plant City							Fee
7.02	KeyBank	SmartStop - North Las Vegas							Fee
7.03	KeyBank	SmartStop - Puyallup							Fee
7.04	KeyBank	SmartStop - Las Vegas							Fee
7.05	KeyBank	SmartStop - Texas City							Fee
7.06	KeyBank	SmartStop - Jensen Beach							Fee
7.07	KeyBank	SmartStop - Riverside							Fee

Sequence #	Seller	Property Name	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type
8	KeyBank	Acuity Portfolio	84	81	0	0	No	L(27),Def(51),O(6)	Fee
8.01	KeyBank	201 West 92nd Street							Fee
8.02	KeyBank	200 West 93rd Street							Fee
8.03	KeyBank	780 Riverside Drive							Fee
8.04	KeyBank	331, 333, & 337 West 43rd Street							Fee
8.05	KeyBank	3489 Broadway							Fee
8.06	KeyBank	884 West End Avenue							Fee
8.07	KeyBank	529-537 East 81st Street							Fee
8.08	KeyBank	730 Riverside Drive							Fee
8.09	KeyBank	1843 1st Avenue							Fee
8.10	KeyBank	432 East 88th Street							Fee
8.11	KeyBank	440 Audubon Avenue							Fee
8.12	KeyBank	66-70 West 109th Street							Fee
8.13	KeyBank	470 West 23rd Street							Fee
8.14	KeyBank	136 & 144 West 111th Street							Fee
8.15	KeyBank	140 & 148 West 111th Street							Fee
8.16	KeyBank	237 1st Avenue							Fee
8.17	KeyBank	589 Riverside Drive							Fee
8.18	KeyBank	132-134 West 109th Street							Fee
8.19	KeyBank	480 Humboldt Street							Fee
8.20	KeyBank	2 West 125th Street							Fee
8.21	KeyBank	61 West 106th Street							Fee
8.22	KeyBank	1741 1st Avenue							Fee
8.23	KeyBank	2090-2092 Amsterdam Avenue							Fee
8.24	KeyBank	2330 7th Avenue							Fee
8.25	KeyBank	132 Sherman Avenue							Fee
8.26	KeyBank	245 Flatbush Avenue							Fee
8.27	KeyBank	240 East 85th Street							Fee
18	KeyBank	Time Out MHC Portfolio	120	118	360	358	No	L(26),Def(91),O(3)	Fee
18.01	KeyBank	Laiken Estates							Fee
18.02	KeyBank	Alamac Village							Fee
18.03	KeyBank	Pine Run							Fee
18.04	KeyBank	Taylor Park							Fee
18.05	KeyBank	Wysteria Estates							Fee
18.06	KeyBank	Abbott Park							Fee
18.07	KeyBank	West Estates							Fee
22	KeyBank	Skyline MHC Portfolio	120	115	0	0	No	L(29),Def(88),O(3)	Fee
22.01	KeyBank	Desert Shores Estates MHC							Fee

Sequence #	Seller	Property Name	Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type
22.02	KeyBank	Noblesse Oblige Estates							Fee
22.03	KeyBank	Desert Haven MHC							Fee
22.04	KeyBank	Oak Meadows MHC							Fee
22.05	KeyBank	Sun City MHC							Fee
22.06	KeyBank	Carla Ridge Estates							Fee
26	KeyBank	Kemper Pointe	120	118	360	360	No	L(25),Grtr1%orYM(92),O(3)	Fee
27	KeyBank	Extra Space Storage Phoenix	120	115	0	0	No	L(25),Grtr1%orYM(92),O(3)	Fee
28	KeyBank	40 & 50 Beaver Street	120	116	360	356	No	L(25),Grtr1%orYM(92),O(3)	Fee
32	KeyBank	Cape Coral and Dunedin	120	117	360	360	No	L(27),Def(87),O(6)	Fee
32.01	KeyBank	Fresenius Kidney Care Dunedin							Fee
32.02	KeyBank	625 Del Prado Boulevard							Fee
32.03	KeyBank	665 Del Prado Boulevard							Fee
34	KeyBank	StorQuest Self Storage - Honolulu	120	116	0	0	No	L(25),Grtr1%orYM(90),O(5)	Fee
35	KeyBank	Cool Creek Village	120	117	0	0	No	L(27),Def(90),O(3)	Fee
36	KeyBank	Hogan Self Storage	120	117	360	360	No	L(27),Def(90),O(3)	Fee
37	KeyBank	Laborers Union Building	120	115	360	360	No	L(25),Grtr1%orYM(92),O(3)	Fee
38	KeyBank	7-Eleven - 351 Bowery	120	116	0	0	No	L(28),Def(89),O(3)	Fee
39	KeyBank	StorQuest Self Storage - Apache	120	116	0	0	No	L(25),Grtr1%orYM(90),O(5)	Fee
41	KeyBank	StorQuest Self Storage - Tucson	120	116	0	0	No	L(25),Grtr1%orYM(90),O(5)	Fee
42	KeyBank	Combs Mini Storage	120	117	360	357	No	L(27),Def(90),O(3)	Fee
43	KeyBank	Brookside MHC	60	58	360	358	No	L(26),Def(31),O(3)	Fee
44	KeyBank	StorQuest Self Storage - Phoenix	120	116	0	0	No	L(25),Grtr1%orYM(90),O(5)	Fee
45	KeyBank	Hermann Oaks MHC	120	117	360	360	No	L(27),Def(90),O(3)	Fee
46	KeyBank	Katy Village MHC	120	117	360	360	No	L(27),Def(90),O(3)	Fee

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve
4	KeyBank	Inland Self Storage Michigan Portfolio	0	0	0	Springing			0	Springing
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	0	218,098	335,546	111,849	Cash		0	Springing
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	0	61,580	122,015	44,203	Cash		0	Springing
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve
8	KeyBank	Acuity Portfolio	0	593,442	1,963,800	654,600	Cash		0	Springing
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	0	0	13,779	3,445	Cash		16,124	3,225
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	0	54,906	22,562	7,521	Cash		5,811	2,905
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	0	219,375	109,455	21,891	Cash		4,509	1,503
27	KeyBank	Extra Space Storage Phoenix	0	0	25,642	8,547	Cash		5,944	743
28	KeyBank	40 & 50 Beaver Street	0	27,500	56,214	21,645	Cash		0	Springing
32	KeyBank	Cape Coral and Dunedin	0	0	17,164	3,433	Cash		5,212	2,606
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	0	0	3,961	3,961	Cash		0	Springing
35	KeyBank	Cool Creek Village	0	0	65,916	13,183	Cash		0	Springing
36	KeyBank	Hogan Self Storage	0	0	19,292	9,515	Cash		1,780	1,780
37	KeyBank	Laborers Union Building	0	0	19,192	3,199	Cash		2,916	486
38	KeyBank	7-Eleven - 351 Bowery	0	0	31,555	6,311	Cash		1,060	530
39	KeyBank	StorQuest Self Storage - Apache	0	0	13,513	3,378	Cash		0	Springing
41	KeyBank	StorQuest Self Storage - Tucson	0	0	22,129	5,532	Cash		0	Springing
42	KeyBank	Combs Mini Storage	0	0	9,064	3,021	Cash		9,554	1,592
43	KeyBank	Brookside MHC	0	44,375	16,820	3,558	Cash		7,354	669
44	KeyBank	StorQuest Self Storage - Phoenix	0	0	11,911	2,978	Cash		0	Springing
45	KeyBank	Hermann Oaks MHC	0	0	1,392	696	Cash		1,697	424
46	KeyBank	Katy Village MHC	0	0	3,188	1,063	Cash		1,327	332

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve
4	KeyBank	Inland Self Storage Michigan Portfolio			215,000	Springing	215,000	Cash		0
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio			31,751	31,751		Cash		932,159
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio			5,030	5,030		Cash		0
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve
8	KeyBank	Acuity Portfolio			0	24,341	292,094	Cash		0
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	Cash		1,667	1,667		Cash		0
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	Cash		1,909	1,909		Cash		0
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	Cash		2,571	2,571	92,561	Cash		310,606
27	KeyBank	Extra Space Storage Phoenix	Cash		1,037	1,037		Cash		0
28	KeyBank	40 & 50 Beaver Street			2,023	2,023		Cash		9,788
32	KeyBank	Cape Coral and Dunedin	Cash		351	351	12,625	Cash		51,753
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu			0	Springing				0
35	KeyBank	Cool Creek Village			555	555	20,941	Cash		2,776
36	KeyBank	Hogan Self Storage	Cash		367	367		Cash		0
37	KeyBank	Laborers Union Building	Cash		580	580		Cash		2,786
38	KeyBank	7-Eleven - 351 Bowery	Cash		5,000	0		Cash		0
39	KeyBank	StorQuest Self Storage - Apache			0	Springing				0
41	KeyBank	StorQuest Self Storage - Tucson			0	Springing				0
42	KeyBank	Combs Mini Storage	Cash		728	728		Cash		0
43	KeyBank	Brookside MHC	Cash		848	848		Cash		0
44	KeyBank	StorQuest Self Storage - Phoenix			0	Springing				0
45	KeyBank	Hermann Oaks MHC	Cash		325	325		Cash		0
46	KeyBank	Katy Village MHC	Cash		233	233		Cash		0

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC
4	KeyBank	Inland Self Storage Michigan Portfolio	0				0	0
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	74,085	2,796,477	Cash		0	0
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	0				0	0
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC
8	KeyBank	Acuity Portfolio	0				0	0
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	0				0	0
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	0				0	0
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	10,606	550,000	Cash		0	0
27	KeyBank	Extra Space Storage Phoenix	0				48,000	Springing	Cash
28	KeyBank	40 & 50 Beaver Street	9,788	352,364	Cash		0	0
32	KeyBank	Cape Coral and Dunedin	1,753	100,000	Cash		0	0
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	0				0	0
35	KeyBank	Cool Creek Village	2,776	170,000	Cash		0	0
36	KeyBank	Hogan Self Storage	0				0	0
37	KeyBank	Laborers Union Building	2,786	167,160	Cash		0	0
38	KeyBank	7-Eleven - 351 Bowery	0				0	0
39	KeyBank	StorQuest Self Storage - Apache	0				0	0
41	KeyBank	StorQuest Self Storage - Tucson	0				0	0
42	KeyBank	Combs Mini Storage	0				0	0
43	KeyBank	Brookside MHC	0				0	0
44	KeyBank	StorQuest Self Storage - Phoenix	0				0	0
45	KeyBank	Hermann Oaks MHC	0				0	0
46	KeyBank	Katy Village MHC	0				0	0

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC
4	KeyBank	Inland Self Storage Michigan Portfolio		0		0
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	Existing TILC Lease Reserve	352,000	Mezzanine Loan Reserve	Springing		Cash
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio		0		0
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC
8	KeyBank	Acuity Portfolio	Tenant Reserve	415,000		0		Cash
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio		0		0
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio		0		0
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe		0		0
27	KeyBank	Extra Space Storage Phoenix		0		0
28	KeyBank	40 & 50 Beaver Street		0		0
32	KeyBank	Cape Coral and Dunedin		0		0
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu		0		0
35	KeyBank	Cool Creek Village		0	Major Tenant Rollover Reserve	Springing
36	KeyBank	Hogan Self Storage		0		0
37	KeyBank	Laborers Union Building	Laborers Health Lease Reserve	50,000		0		Cash
38	KeyBank	7-Eleven - 351 Bowery		0		0
39	KeyBank	StorQuest Self Storage - Apache		0		0
41	KeyBank	StorQuest Self Storage - Tucson		0		0
42	KeyBank	Combs Mini Storage		0		0
43	KeyBank	Brookside MHC	Aba4ndoned Home Reserve	15,000		0		Cash
44	KeyBank	StorQuest Self Storage - Phoenix		0		0
45	KeyBank	Hermann Oaks MHC		0		0
46	KeyBank	Katy Village MHC		0		0

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
4	KeyBank	Inland Self Storage Michigan Portfolio	NAP	NAP	No	Springing
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	NAP	NAP	No	Springing
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	NAP	NAP	No	Springing
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
8	KeyBank	Acuity Portfolio	NAP	NAP	No	Springing
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	NAP	NAP	No	Springing
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	NAP	NAP	No	Springing
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	NAP	NAP	No	Springing
27	KeyBank	Extra Space Storage Phoenix	NAP	NAP	No	Springing
28	KeyBank	40 & 50 Beaver Street	NAP	NAP	No	Soft
32	KeyBank	Cape Coral and Dunedin	NAP	NAP	No	Soft
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	NAP	NAP	No	Springing
35	KeyBank	Cool Creek Village	NAP	NAP	No	Hard
36	KeyBank	Hogan Self Storage	NAP	NAP	No	Springing
37	KeyBank	Laborers Union Building	NAP	NAP	No	Springing
38	KeyBank	7-Eleven - 351 Bowery	NAP	NAP	No	Hard
39	KeyBank	StorQuest Self Storage - Apache	NAP	NAP	No	Springing
41	KeyBank	StorQuest Self Storage - Tucson	NAP	NAP	No	Springing
42	KeyBank	Combs Mini Storage	NAP	NAP	No	Springing
43	KeyBank	Brookside MHC	NAP	NAP	No	Springing
44	KeyBank	StorQuest Self Storage - Phoenix	NAP	NAP	No	Springing
45	KeyBank	Hermann Oaks MHC	NAP	NAP	No	None
46	KeyBank	Katy Village MHC	NAP	NAP	No	None

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Borrower Name
4	KeyBank	Inland Self Storage Michigan Portfolio	Self-Storage Portfolio X DST
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	Weston SCIP 1 LLC, Weston SCIP 2050 Italian American Way LLC
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	SST IV 1610 Jim Johnson Rd, LLC, SST IV 1401 N Meridian Ave, LLC, SST IV 2555 W Centennial Pkwy, LLC,
SST IV 8020 Las Vegas Blvd S, LLC, SST IV 3167 Van Buren Blvd, LLC,
SST IV 3730 Emmett F Lowry Expy, LLC, SST IV 1105 NE Industrial Blvd, LLC
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Borrower Name
8	KeyBank	Acuity Portfolio	61 West 106 LLC, 132 West 109 Property LLC, W 111th Portfolio Owner LLC, W 111th Portfolio II Owner LLC, 237 First LLC, 240 East 85 Owner LLC, Clinton 43 Holdings Owner LLC,
East 88th Street Owner LLC, 480 Humboldt Owner LLC, 587 Riverside Owner LLC, 730 Riverside Drive Property Owner LLC, 780 Riverside LLC, 884 Westend Owner LLC, 1741 First Owner LLC,
East River 95 Owner LLC, 2090 Amsterdam Owner LLC, 2330 Seventh Owner LLC, 3489 Broadway LLC, Five on 81 Owner LLC, 125 Realty Property Owner LLC, 125 Realty Tenant Owner LLC,
470 West 23 Owner LLC, 470 West 23 Tenant Owner LLC, West 109 Realty Owner LLC, 92 Equities Owner LLC, Next to 92 Equities Owner LLC, 440 Audubon Owner LLC, 245 Flatbush Owner LLC, 132 Sherman Owner LLC
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	Abbott Park MHC LLC, Alamac Village MHP LLC, Laiken Estates MHC, LLC, Pine Run Park MHP LLC, Taylor Park MHC LLC, West Estates MHC LLC, Wysteria Village MHC LLC
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	Sun City MHP LLC, Desert Haven MHP LLC, Desert Shores Estates LLC, Noblesse Oblige Estates LLC, Carla Ridge Estates, LLC, Oak Meadows MHP LLC
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Borrower Name
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	Excelsior Kemper Pointe LLC
27	KeyBank	Extra Space Storage Phoenix	3650 West Broadway LLC
28	KeyBank	40 & 50 Beaver Street	40-50 Beaver Realty LLC
32	KeyBank	Cape Coral and Dunedin	1121 Overcash Drive LLC, 625 and 665 Del Prado LLC
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	750 UMI Storage Partners, LLC
35	KeyBank	Cool Creek Village	FB Cool Creek, LLC
36	KeyBank	Hogan Self Storage	Hogan Self Storage, Inc.
37	KeyBank	Laborers Union Building	7135 Sahara LLC
38	KeyBank	7-Eleven - 351 Bowery	Khosla 351 Bowery New York NY, LLC
39	KeyBank	StorQuest Self Storage - Apache	10461 E Apache SP, LLC
41	KeyBank	StorQuest Self Storage - Tucson	6400 Commerce SP, LLC, 6400 Commerce RV SP, LLC
42	KeyBank	Combs Mini Storage	Combs Storage Delaware, LLC
43	KeyBank	Brookside MHC	Neighbors of Brookside, LLC
44	KeyBank	StorQuest Self Storage - Phoenix	10622 W Indian School SP, LLC
45	KeyBank	Hermann Oaks MHC	Trinity HO LP
46	KeyBank	Katy Village MHC	Trinity KV LP

BBCMS Mortgage Trust 2020-C7

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Sponsor	Servicing Fee Rate
4	KeyBank	Inland Self Storage Michigan Portfolio	Inland Private Capital Corporation	0.01125%
4.01	KeyBank	Simply Self Storage - Lake Orion
4.02	KeyBank	Simply Self Storage - Okemos
4.03	KeyBank	Simply Self Storage - Grand Rapids
4.04	KeyBank	Simply Self Storage - Jackson
4.05	KeyBank	Simply Self Storage - Novi
4.06	KeyBank	Simply Self Storage - Westland
4.07	KeyBank	Simply Self Storage - Chesterfield
4.08	KeyBank	Simply Self Storage - Wyoming
4.09	KeyBank	Simply Self Storage - State Street
4.10	KeyBank	Simply Self Storage - Ypsilanti
4.11	KeyBank	Simply Self Storage - Kalamazoo
4.12	KeyBank	Simply Self Storage - Lansing West
5	KeyBank	Weston South Carolina Industrial Portfolio	Legacy Properties Group, Inc.	0.01125%
5.01	KeyBank	375 Metropolitan Drive
5.02	KeyBank	10700 Farrow Road
5.03	KeyBank	2500 Saint Matthews Road
5.04	KeyBank	625 South Old Piedmont Highway
5.05	KeyBank	1020 Idlewild Boulevard
5.06	KeyBank	1235 Commerce Drive
5.07	KeyBank	220 Commerce Road
5.08	KeyBank	1001-1005 Technology Drive
5.09	KeyBank	209 Flintlake Road
5.10	KeyBank	2050 American Italian Way
5.11	KeyBank	546 L & C Distribution Parkway
5.12	KeyBank	1255 Commerce Drive
5.13	KeyBank	3430 Platt Springs Road
5.14	KeyBank	3260 Southport Road
5.15	KeyBank	251 Corporate Park Boulevard
5.16	KeyBank	1025 Technology Drive
7	KeyBank	SSTIV Self Storage Portfolio	Strategic Storage Trust IV, Inc.	0.01125%
7.01	KeyBank	SmartStop - Plant City
7.02	KeyBank	SmartStop - North Las Vegas
7.03	KeyBank	SmartStop - Puyallup
7.04	KeyBank	SmartStop - Las Vegas
7.05	KeyBank	SmartStop - Texas City
7.06	KeyBank	SmartStop - Jensen Beach
7.07	KeyBank	SmartStop - Riverside

Sequence #	Seller	Property Name	Sponsor	Servicing Fee Rate
8	KeyBank	Acuity Portfolio	Eugene Mendlowits	0.00375%
8.01	KeyBank	201 West 92nd Street
8.02	KeyBank	200 West 93rd Street
8.03	KeyBank	780 Riverside Drive
8.04	KeyBank	331, 333, & 337 West 43rd Street
8.05	KeyBank	3489 Broadway
8.06	KeyBank	884 West End Avenue
8.07	KeyBank	529-537 East 81st Street
8.08	KeyBank	730 Riverside Drive
8.09	KeyBank	1843 1st Avenue
8.10	KeyBank	432 East 88th Street
8.11	KeyBank	440 Audubon Avenue
8.12	KeyBank	66-70 West 109th Street
8.13	KeyBank	470 West 23rd Street
8.14	KeyBank	136 & 144 West 111th Street
8.15	KeyBank	140 & 148 West 111th Street
8.16	KeyBank	237 1st Avenue
8.17	KeyBank	589 Riverside Drive
8.18	KeyBank	132-134 West 109th Street
8.19	KeyBank	480 Humboldt Street
8.20	KeyBank	2 West 125th Street
8.21	KeyBank	61 West 106th Street
8.22	KeyBank	1741 1st Avenue
8.23	KeyBank	2090-2092 Amsterdam Avenue
8.24	KeyBank	2330 7th Avenue
8.25	KeyBank	132 Sherman Avenue
8.26	KeyBank	245 Flatbush Avenue
8.27	KeyBank	240 East 85th Street
18	KeyBank	Time Out MHC Portfolio	Matthew Ring, Neil Carmichael Bender II	0.01125%
18.01	KeyBank	Laiken Estates
18.02	KeyBank	Alamac Village
18.03	KeyBank	Pine Run
18.04	KeyBank	Taylor Park
18.05	KeyBank	Wysteria Estates
18.06	KeyBank	Abbott Park
18.07	KeyBank	West Estates
22	KeyBank	Skyline MHC Portfolio	Allen Yadgari	0.01125%
22.01	KeyBank	Desert Shores Estates MHC

Sequence #	Seller	Property Name	Sponsor	Servicing Fee Rate
22.02	KeyBank	Noblesse Oblige Estates
22.03	KeyBank	Desert Haven MHC
22.04	KeyBank	Oak Meadows MHC
22.05	KeyBank	Sun City MHC
22.06	KeyBank	Carla Ridge Estates
26	KeyBank	Kemper Pointe	Brian C. Adams, Abhishek Mathur	0.01125%
27	KeyBank	Extra Space Storage Phoenix	James L. Ledwith	0.01125%
28	KeyBank	40 & 50 Beaver Street	Mahender R. Musuku, Srinivas Gattu, Subramaniyam Seetha-Raman, Kishore K. Ganji, Dinesh K. Jaiswal	0.01125%
32	KeyBank	Cape Coral and Dunedin	Gidon Trope, Craig Hallowes, Ironside Property Investments 1 Inc.	0.01125%
32.01	KeyBank	Fresenius Kidney Care Dunedin
32.02	KeyBank	625 Del Prado Boulevard
32.03	KeyBank	665 Del Prado Boulevard
34	KeyBank	StorQuest Self Storage - Honolulu	Clark W. Porter, William W. Hobin, Timothy B. Hobin	0.01125%
35	KeyBank	Cool Creek Village	Fillmore Buckeye Investments, LLC	0.01125%
36	KeyBank	Hogan Self Storage	Daniel Hogan	0.06125%
37	KeyBank	Laborers Union Building	Yohan Lowie, Vickie DeHart, Paul DeHart	0.01125%
38	KeyBank	7-Eleven - 351 Bowery	Anjali Khosla	0.01125%
39	KeyBank	StorQuest Self Storage - Apache	Clark W. Porter, William W. Hobin, Timothy B. Hobin	0.01125%
41	KeyBank	StorQuest Self Storage - Tucson	Clark W. Porter, William W. Hobin, Timothy B. Hobin	0.01125%
42	KeyBank	Combs Mini Storage	Brett Combs	0.01125%
43	KeyBank	Brookside MHC	Jay N. Yang, Michael A. Mirski	0.01125%
44	KeyBank	StorQuest Self Storage - Phoenix	Clark W. Porter, William W. Hobin, Timothy B. Hobin	0.01125%
45	KeyBank	Hermann Oaks MHC	Timothy R. Sturm, James A. Nicholson, Barry C. Wren, Vaughn Mueller	0.01125%
46	KeyBank	Katy Village MHC	Timothy R. Sturm, James A. Nicholson, Barry C. Wren, Vaughn Mueller	0.01125%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)                The Mortgage Loan Seller is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)                The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)                The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)               The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                 The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                 The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                 The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)               The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of Ohio.

(o)               The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)                it is a limited liability company duly organized, validly existing, and in good standing in the State of Delaware;

(b)               it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(c)                it has the power and authority to own its property and to carry on its business as now conducted;

(d)               it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of formation or operating agreement of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(e)                this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(f)                the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser and will not violate or breach any provision of its organizational documents;

(g)               it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

Exh. B-2-1

(h)               it has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(i)                 all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(j)                 it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(k)               it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Reports and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchasers at least six (6) Business Days before the first sale in the offering contemplated by the Prospectus and Final Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.                  Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related non-serviced securitization trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

2.                  Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment premium/yield maintenance charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby) (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

Exh. C-1

3.                  Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

4.                  Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

5.                  Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) (1) to the knowledge of the related Mortgage Loan Seller, after due inquiry, there has been no forbearance, waiver or modification of the material terms of the Mortgage Loan which such forbearance, waiver or modification relates to the COVID 19 emergency and (2) other than as related to the COVID 19 emergency, the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

6.                  Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 7 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded

Exh. C-2

mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

7.                  Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group of Mortgage Loans, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any

Exh. C-3

Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage.

8.                  Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (6) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the Mortgagor other than as set forth on Exhibit C-32-1.

9.                 Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

10.                Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

Exh. C-4

11.                Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

12.                Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

13.                 Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

14.                Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 7), an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents; (f) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan; or (g) the current principal use of the Mortgaged Property.

Exh. C-5

15.                Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related non-serviced securitization trust).

16.                No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

17.                 Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with

Exh. C-6

respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the

Exh. C-7

Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a Mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

18.                Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 7) and survey, if any, an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

19.                No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

Exh. C-8

20.                No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

21.                REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. For purposes of the preceding sentence, a Mortgage Loan will not be considered “significantly modified” solely by reason of the borrower having been granted a COVID 19 related forbearance provided that: (a) such Mortgage Loan forbearance is covered by Revenue Procedures 2020 26 by reason of satisfying the requirements for such coverage stated in Section 5.02(2) of Revenue Procedure 2020 26; and (b) the related Mortgage Loan Seller identifies such Mortgage Loan and provides (x) the date on which such forbearance was granted, (y) the length in months of the forbearance, and (z) how the payments in forbearance will be paid (that is, by extension of maturity, change of amortization schedule, etc.). Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

22.                Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, yield maintenance charge or prepayment premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

Exh. C-9

23.                Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

24.                Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

25.                Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

26.                Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related

Exh. C-10

Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

27.                Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

28.                Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 33) of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 33 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property

Exh. C-11

(reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

29.                Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

30.                Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided, that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required

Exh. C-12

to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

31.                Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 28 and 33 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

32.                Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such

Exh. C-13

Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

33.                Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

34.                Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

35.                Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

Exh. C-14

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)                The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except by any written instruments which are included in the related Mortgage File;

(b)                The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee;

(c)                The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)                The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)                 Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained

Exh. C-15

or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)                 The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)                 The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provided that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)                 A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)                  The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)                  Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)                 In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)                  Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

Exh. C-16

36.                Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

37.                Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

38.                No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

39.                Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

40.                Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (40) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

Exh. C-17

41.                Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, Fitch Ratings, Inc. and/or A.M. Best Company; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

42.                Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement or is accomplished by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirement of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Exh. C-18

43.                Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as Exhibit A is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

44.                Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

45.                 Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

46.                 Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagor” means the obligor or obligors on a Mortgage Note, including without limitation, any person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note and including in connection with any Mortgage Loan that utilizes an indemnity deed of trust structure, the borrower and the Mortgaged Property owner/payment guarantor/mortgagor individually and collectively, as the context may require.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of this Exhibit C, the phrases “the Mortgage Loan Seller’s knowledge” or “the Mortgage Loan Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Mortgage Loan Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth in these representations and warranties). All information contained in documents which are part of or required to be part of a Mortgage File (to the extent the documents exist) shall be deemed to be within the Mortgage Loan Seller’s knowledge.

Exh. C-19

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
No. 5	Weston South Carolina Industrial Portfolio

Exhibit C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

None.

Exhibit C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exhibit C-32-3-1

Exhibit C-32-4

List of Related Borrower Loans

Mortgage Loan Number	Mortgaged Property Name
No. 34	StorQuest Self Storage - Honolulu
No. 39	StorQuest Self Storage – Apache
No. 41	StorQuest Self Storage – Tucson
No. 43	Brookside MHC
No. 44	StorQuest Self Storage - Phoenix
No. 45	Hermann Oaks MHC
No. 46	Katy Village MHC
Exhibit C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(25) Local Law Compliance	Acuity Portfolio (Loan No. 8)	The related Mortgaged Properties are subject to certain open building code violations and fire code violations, in some cases with related fines and liens that are outstanding (for which reserves are held by the lender).
(27) Recourse Obligations	Inland Self Storage Michigan Portfolio (Loan No. 4)	The related Mortgage Loan documents provide for liability for actual losses, liabilities, costs and damages in connection with (a) “intentional misrepresentation” as opposed to “intentional material misrepresentation” and (b) “misapplication or conversion” as opposed to “misappropriation” of rents, insurance proceeds or condemnation awards.
Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(27) Recourse Obligations

SSTIV Self Storage Portfolio (Loan No. 7)

Time Out MHC Portfolio
(Loan No. 18)

Skyline MHC Portfolio
(Loan No. 22)

Extra Space Storage Phoenix (Loan No. 27)

40 & 50 Beaver Street
(Loan No. 28)

Cape Coral and Dunedin
(Loan No. 32)

StorQuest Self Storage – Honolulu
(Loan No. 34)

Cool Creek Village
(Loan No. 35)

Hogan Self Storage
(Loan No. 36)

7-Eleven - 351 Bowery
(Loan No. 38)

StorQuest Self Storage – Apache (Loan No. 39)

StorQuest Self Storage – Tucson (Loan No. 41)

Combs Mini Storage
(Loan No. 42)

Brookside MHC (Loan No. 43)

StorQuest Self Storage – Phoenix (Loan No. 44)

Hermann Oaks MHC
(Loan No. 45)

Katy Village MHC
(Loan No. 46)

The related Mortgage Loan documents provide for liability for actual losses, liabilities, costs and damages in connection with “willful misrepresentation” as opposed to “intentional material misrepresentation”.
(28) Mortgage Releases	Acuity Portfolio (Loan No. 8)	The related Mortgage Loan documents permit the release of one or more individual Mortgaged Properties provided, among other things, that the Mortgagors partially defease the Mortgage Loan in an amount equal to 100% of the allocated loan amount of the related Mortgaged Property to be released.
Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(32) Single-Purpose Entity	Hogan Self Storage (Loan No. 36)	The related Single-Purpose Entity provisions were modified to allow Mortgagor to make a loan at closing to an affiliate in order to preserve Mortgagor’s tax basis and to avoid negative tax consequences that would arise from a distribution of a portion of the borrowed funds, which would otherwise have been permitted. Mortgagor is not permitted or required to make any additional advances under the affiliate loan, nor to make any other loans to affiliates or any other parties. A nonrecourse loss carveout was obtained from the Mortgagor and the guarantor at loan origination for such affiliate loan. Mortgagor has assigned all rights under the affiliate loan to the Mortgage Loan Seller.
(33) Defeasance	Acuity Portfolio (Loan No. 8)	The related Mortgage Loan documents permit the release of one or more individual Mortgaged Properties provided, among other things, that the Mortgagors partially defease the Mortgage Loan in an amount equal to 100% of the allocated loan amount of the related Mortgaged Property to be released.
Sch. C-3

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

KEYBANK NATIONAL ASSOCIATION

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of KeyBank National Association (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.                  Attached hereto as Exhibit A is a true and complete copy of the Certificate of Corporate Existence of the Mortgage Loan Seller, which is in full force and effect on the date hereof.

2.                  Attached hereto as Exhibit B is a true and correct copy of the Articles of Association and By-laws of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.                  Attached hereto as Exhibit C is a copy of the certificate of good standing of the Mortgage Loan Seller issued by the office of the Office of the Comptroller of the Currency.

4.                  Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement dated and effective as of June 12, 2020 (the “MLPA”) between the Mortgage Loan Seller, as seller and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”) and (ii) the Indemnification Agreement dated as of June 12, 2020 (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Purchaser, Barclays Capital Inc., KeyBanc Capital Markets, SG Americas Securities, LLC, Natixis Securities Americas LLC, Bancroft Capital, LLC and Academy Securities, Inc. and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

5.                  Each individual who, as an officer or representative of the Mortgage Loan Seller signed (i) the MLPA and (ii) the Indemnification Agreement, was, at the respective times of signing and delivery, and is, as of the date hereof, a duly elected or appointed, qualified and acting as such officer or representative.

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of June 25, 2020.

_______________________________________
Name:
Title:

Exh. D-1-2

EXHIBIT D-2

[RESERVED]

Exh. D-2-1

EXHIBIT D-3

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by KeyBank National Association (“KeyBank”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of June 12, 2020 (the “Mortgage Loan Purchase Agreement”) between KeyBank, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of KeyBank in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) KeyBank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of KeyBank. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this June 25, 2020.

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. D-3-1

EXHIBIT E

FORM OF DILIGENCE CERTIFICATE OF THE MORTGAGE LOAN SELLER

[______], 20[__]

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson

Email: Daniel.vinson@barclays.com

With copies to the Addressees listed on Schedule A

Re:	BBCMS 2020-C7 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Mortgage Loan Purchase Agreement, dated and effective as of June 12, 2020 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Barclays Commercial Mortgage Securities LLC (the “Depositor”) and that certain Pooling and Servicing Agreement, dated as of June 1, 2020 referenced in the Mortgage Loan Purchase Agreement. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.                  The Mortgage Loan Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.                  Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

Exh. E-1

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative on the date first above written.

Sincerely yours,

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. E-2

SCHEDULE A TO EXHIBIT E

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1050-084, 401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BBCMS 2020-C7 Asset Manager
Email: commercial.servicing@wellsfargo.com

SPECIAL SERVICER:

Rialto Capital Advisors, LLC
200 S. Biscayne Blvd., Suite 3550
Miami, Florida 33131
Attention: Liat Heller
Facsimile No.: (305) 229-6425
Email: liat.heller@rialtocapital.com

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2020-C7
Email: trustadministrationgroup@wellsfargo.com

CUSTODIAN:

Wells Fargo Bank, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – BBCMS 2020-C7
Email: cmbscustody@wellsfargo.com

TRUSTEE:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BBCMS 2020-C7
Email: CMBSTrustee@wilmingtontrust.com

Exh. E-3

DIRECTING CERTIFICATEHOLDER:

RREF IV Debt AIV, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Josh Cromer
Fax number: (212) 751-4646
E-mail: josh.cromer@rialtocapital.com

with a copy to:

RREF IV Debt AIV, LP
c/o Rialto Capital Management LLC
600 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Joseph Bachkosky
Fax number: (212) 751-4646
E-mail: joseph.bachkosky@rialtocapital.com

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: BBCMS 2020-C7 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York, 10016
Attention: BBCMS 2020-C7 Surveillance Manager
Email: cmbs.notices@parkbridgefinancial.com

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO WELLS FARGO BANK, NATIONAL ASSOCIATION AND RIALTO CAPITAL ADVISORS, LLC WITH RESPECT TO BBCMS MORTGAGE TRUST 2020-C7, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2020-C7

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated June 12, 2020 (the “Mortgage Loan Purchase Agreement”), between KeyBank National Association (“Seller”) and Barclays Commercial Mortgage Securities LLC (“Depositor”), Seller is selling certain commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 2020 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, as certificate administrator, tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, the Trustee, the Custodian, the Master Servicer and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices; and

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the Mortgage Loan Purchase Agreement;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide

Exh. F-1

notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee), the Master Servicer and the Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the Mortgage Loan Purchase Agreement.

Seller does also hereby make, constitute and appoint the Master Servicer or the Special Servicer, as applicable, acting solely in its capacity as the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the Master Servicer or the Special Servicer, as applicable, and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the Master Servicer’s or the Special Servicer’s, as applicable, written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As among Seller, the Depositor, the Master Servicer or the Special Servicer, as applicable, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the Master Servicer or the Special Servicer, as applicable, may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the Master Servicer or the Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the Master Servicer or the Special Servicer, as applicable, is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the Master Servicer or the Special Servicer, as applicable, that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Exh. F-2

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the Master Servicer or the Special Servicer, as applicable, shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;
(2)	with respect to the Master Servicer or the Special Servicer, as applicable, the termination of such entity and its replacement with a successor Master Servicer or Special Servicer, as applicable, under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the Master Servicer or the Special Servicer, as applicable, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the Master Servicer or the Special Servicer, as applicable, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the Master Servicer or the Special Servicer, as applicable.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement or the respective rights, duties or obligations of Seller under the Mortgage Loan Purchase Agreement, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Mortgage Loan Purchase Agreement or, if not defined therein, then in the Pooling and Servicing Agreement.

Exh. F-3

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE ON NEXT PAGE]

Exh. F-4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2020.

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. F-5

STATE OF ___________	)
	)	ss.:
COUNTY OF ___________	)

On the ______ day of _____ in the year 2020, before me, the undersigned, personally appeared _________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the _____________________________ (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).

Signature and Office of individual taking acknowledgment

This instrument prepared by:

Name:	Cadwalader, Wickersham & Taft LLP
Address:	200 Liberty Street
New York, New York 10281

Exh. F-6